SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

          Date of Report (Date of earliest event reported) May 23, 200
                                   -----------


                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     0-22026                 25-1407782
 -------------------------------------------------------------------------------
 (State or other jurisdiction of (Commission File Number) (IRS Employer
                incorporation)                               Identification No.)

                   One RentWay Place, Erie, Pennsylvania 16505
  ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (814) 455-5378
                                                           --------------


          ______________________Not Applicable________________________
                                 --------------
          (Former name or former address, if changed since last report)

                                 RENT-WAY, INC.




Item 5.    Other Events and Regulation FD Disclosure

On May 23, 2003, Rent-Way issued a news release announcing an agreement to sell $205 million of senior secured notes and $15.0 million of 8% convertible preferred stock in a private placement. The news release is attached as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits

         c.   Exhibits

              Exhibit No.                   Description

                99                       News Release dated May 23, 2003

                                 RENT-WAY, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Rent-Way, Inc.
                                  (Registrant)




                                        By:     /S/ JOHN A. LOMBARDI
                      May 29, 2003         ------------------------------------
                          Date                   (Signature)
                                               John A. Lombardi
                                        Chief Accounting Officer and Controller